                                                                   EXHIBIT 99.02

                          NOTICE OF GUARANTEED DELIVERY

                                 CSK AUTO, INC.

                       EXCHANGE OFFER FOR ALL OUTSTANDING
                7% SENIOR SUBORDINATED NOTES DUE JANUARY 15, 2014
                   (CUSIP NOS. 12637K AE 1 AND US12637K AE 10)
                                     FOR NEW
                7% SENIOR SUBORDINATED NOTES DUE JANUARY 15, 2014

                PURSUANT TO THE PROSPECTUS DATED __________, 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2004, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                             The exchange agent is:

                              THE BANK OF NEW YORK

By Delivery by Regular Mail:        By Registered or Certified Mail; Hand or  By Facsimile Transmission (for
                                            Overnight Delivery:                Eligible Institutions Only):
      The Bank of New York                  The Bank of New York                     (212) 235-2261
        15 Broad Street                       15 Broad Street
Reorganization Unit - 16(th) Floor    Reorganization Unit - 16(th) Floor
    New York, New York 10007              New York, New York 10007
             Attn:                                 Attn:


                  For Confirmation by Telephone: (212) 235-2358

TO TENDER OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL (OR AN AGENT'S MESSAGE) MUST BE DELIVERED TO THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, BY THE EXPIRATION DATE. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

         As set forth in the prospectus dated __________, 2004 (the "Prospectus"), of CSK Auto, Inc., an Arizona corporation ("CSK"), as issuer, and CSK Auto Corporation, CSK AUTO.COM, Inc. and Automotive Information Systems, Inc., as guarantors, and in the accompanying Letter of Transmittal (the "Letter of Transmittal"), this Notice of Guaranteed Delivery, or the electronic form used by The Depository Trust Company ("DTC"), must be used to accept the offer (the "Exchange Offer") to exchange all outstanding 7% Senior Subordinated Notes Due January 15, 2014 (collectively, the "Outstanding Notes") for a like principal amount of 7% Senior Subordinated Notes due January 15, 2014 (collectively, the "Exchange Notes"), if prior to the Expiration Date (1) the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, (2) Outstanding Notes cannot be delivered to the Exchange Agent or (3) the procedures for book-entry transfer cannot be completed. This form must be delivered by an eligible institution (as described in the Prospectus) by mail or hand delivery or transmitted via facsimile, to the Exchange Agent at one of its addresses set forth above by the Expiration Date. Capitalized terms used but not defined herein shall have the meaning given to them in the Prospectus.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL.


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
Ladies and Gentlemen:

         The undersigned hereby tender(s) to CSK, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (receipt of which are hereby acknowledged), the principal amount of Outstanding Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. By so tendering, the undersigned does hereby make as of the date hereof, the representations and warranties of a tendering holder of Outstanding Notes set forth in the Letter of Transmittal.

         The undersigned understands that exchange of the Outstanding Notes for Exchange Notes will be made only after valid receipt by the Exchange Agent of
(1) such Outstanding Notes, or a book-entry confirmation of the transfer of such Outstanding Notes into the Exchange Agent's account at DTC and (2) a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any signature guarantees and any other documents required by the Letter of Transmittal, or a properly transmitted agent's message, within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery. The term "agent's message" means a message, transmitted by DTC and received by the Exchange Agent and forming a part of a book-entry transfer, that states that DTC has received an express acknowledgement that the undersigned agrees to be bound by, and makes each of the representations and warranties contained in, the Prospectus and Letter of Transmittal and that CSK may enforce the Letter of Transmittal against the undersigned. The undersigned agrees that the Outstanding Notes surrendered for exchange will be accepted only in $1,000 principal amount at maturity or integral multiples thereof.

         The undersigned understands that tenders of Outstanding Notes may be withdrawn if the Exchange Agent receives at one of its addresses specified on the cover of this Notice of Guaranteed Delivery, not later than 5:00 p.m., New York City time on the Expiration Date, a Notice of Withdrawal, including the name of the holder having tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes the holder delivered for exchange, the certificate number(s) (if any) of the Outstanding Notes and a statement that such holder is withdrawing his or her election to have such Outstanding Notes or any specified portion thereof exchanged, in accordance with the procedures set forth in the Prospectus and the Letter of Transmittal.

         All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.


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
                            PLEASE SIGN AND COMPLETE

Signature(s) of registered holder(s) or Authorized Signatory:
                                                             -------------------

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Name(s) of registered holder(s):
                                ------------------------------------------------

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Address(es):
            --------------------------------------------------------------------

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--------------------------------------------------------------------------------

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This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Outstanding Notes exactly as their name(s) appear on certificate(s) for the Outstanding Notes or, if tendered by a DTC participant, exactly as such participant's name appears on a security position listing as the owner of the Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.

Date:                   , 2004
     ------------------
Area Code and Telephone No.:
                            ----------------------------------------------------
Principal Amount of Outstanding Notes Tendered:
                                               ---------------------------------
Certificate No.(s) of Outstanding Notes (if available):
                                                       -------------------------
[ ] If Outstanding Notes will be delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company, check box, and provide account number:

DTC Account No.:
                ----------------------------------------------------------------

DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. OUTSTANDING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

         If the signature above is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

Name(s):
        ------------------------------------------------------------------------
Capacity:
         -----------------------------------------------------------------------

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

                     GUARANTEE ON REVERSE MUST BE COMPLETED


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
                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange, or the National Association of Securities Dealers, Inc. or a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby guarantees that the certificates for Outstanding Notes tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, or an agent's message, and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at its address set forth above within three New York Stock Exchange trading days after the date of execution hereof.

         The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and certificates representing the Outstanding Notes to the Exchange Agent, or in the case of a book-entry transfer, an agent's message and confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, within the time periods shown herein. The undersigned acknowledges that failure to do so could result in a financial loss to such Eligible Institution.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name of Firm:
             -------------------------------------------------------------------
Authorized Signature:
                     -----------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------
Date:                             , 2004
     -----------------------------
Address:
        ------------------------------------------------------------------------
                                                                      (Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------



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